SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, DC 20549


                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934



                        December 22, 1997
        -------------------------------------------------
        (Date of Report, date of earliest event reported)



                   TITANIUM METALS CORPORATION
      ------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



      Delaware                 0-28538            13-5630895
     ------------------------------------------------------------
     (State or other          (Commission         (IRS Employer
      jurisdiction of          File Number)        Identification
      incorporation)                               Number)


      1999 Broadway, Suite 4300, Denver, CO              80202
     ------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)



                        (303) 296-5600
       ----------------------------------------------------
       (Registrant's telephone number, including area code)



                        Not Applicable

      (Former name or address, if changed since last report)
Item 5:   Other Events


          On December 22, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant has entered into a long-term agreement for the purchase of titanium sponge from Specialty Metals Company of Belgium.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits


          Item No.                        Exhibit List


           99.1               Press release dated December 22, 1997 issued by
                         Registrant.


                            SIGNATURES
                            ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Joan H. Prusse
                                  ----------------------------
                                   Joan H. Prusse
                                   Assistant General Counsel
                                        and Assistant Secretary



Date: December 22, 1997